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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation of our report included in UNIDYNE Corporation's Form 10-KSB for the year ended December 31, 1997, into the Company's previously filed Registration Statement File Nos. 333-17125 and 333-17325.


                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
April 27, 1998.